[AMERICAN BEACON FUNDS LOGO]


      PLANAHEAD CLASS
   INSTITUTIONAL CLASS                                SERVICE CLASS
Supplement Dated September 4, 2008          Supplement Dated September 4, 2008
To the Prospectuses dated March 1, 2008   To the Prospectus dated March 1, 2008
As Supplemented May 23, 2008                 As Supplemented April 18, 2008
and April 18, 2008

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RE-OPENING OF SMALL CAP VALUE FUND.  The Small Cap Value Fund ("Fund") was
closed to new investors as of the close of business on February 4, 2005. The Fund has continued to accept additional investments (including reinvestments of dividends and capital gains distributions) from: (1) shareholders of the Fund who had open accounts on February 4, 2005; (2) participants in most qualified retirement plans if the Fund was designated as an available option as of February 4, 2005; (3) investors who had committed to invest in the Fund prior to February 4, 2005 and who funded their accounts by December 31, 2005; and (4) existing accounts managed on a discretionary basis by registered investment advisors that included the Fund in their discretionary account program as of February 4, 2005.

Effective September 5, 2008, the Fund will resume offering shares to new investors in accordance with the section of the prospectus entitled "About Your Investment - Purchase and Redemption of Shares." Accordingly, the last paragraph under "About Your Investment - Purchase and Redemption of Shares - Eligibility" that discusses the Fund being closed to new investors is no longer applicable and is deleted.

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               INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                    THE PROSPECTUS FOR FUTURE REFERENCE